                                                                   Exhibit 10.15


* CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION.


                          PHILIPS MULTI-VENDOR PROGRAM
                         AGREEMENT TERMS AND CONDITIONS

This Multi-Vendor Program Agreement (the "Agreement") is entered into this
24th day of January 2003, by and between MedQuest Associates, Inc., Alpharetta, GA, (a corporation organized under the laws of the State of South Carolina), (hereinafter referred to as "MedQuest") and Philips Medical Systems North America, (division of Philips Electronics North America Corporation, a Delaware Corporation with a place of business at 22100 Bothell Everett Highway, Bothell, Washington 98021 (hereinafter,"PMSNA").

Now therefore, in consideration of the mutual promises and premises hereinafter set forth, the parties hereto have agreed as follows:

1.       SCOPE:

     PMSNA shall provide services to MedQuest for the equipment (the "Equipment") identified in the Equipment Schedule, which is attached and made a part of this Agreement as Attachment "A" in accordance with the terms and conditions of this Agreement.

2.       SERVICES:

(a) The Services covered by this Agreement and performed by PMSNA will commence on a date to be determined by written agreement of the parties.

(b) PMSNA will furnish all coordinating management, technical personnel, and special projects personnel required to provide the Services in a professional and timely manner.

(c) PMSNA will pay all direct operating costs and expenses required in the performance of the Services other than those costs and expenses set forth in
Section 6 (Program Exclusions) of the Agreement.

(d) PMSNA agrees that it will make available to the Secretary of Health and Human Services or the Comptroller General of the United States (or any of their duly authorized representatives) this Agreement, including amendments hereto, and its books, documents and records or the books, documents and records of a related corporation, that may be necessary to verify the nature and extent of the payments made by MedQuest to PMSNA hereunder. Unless a longer period is required under law, said access will be limited to a period of four (4) years after the furnishing of the Services hereunder and will be in accordance with the written regulations established by the Secretary of Health and Human Services.

(e) Parts necessary to assure the proper functioning of the Equipment shall be furnished at no additional cost, as set forth in the Attachment A. The used parts, which are removed and replaced during maintenance and repair work under this Agreement, shall become the property of PMSNA.

(f) Tools and Test Equipment. PMSNA shall provide tools and test equipment needed to maintain or repair the Equipment. PMSNA shall not, however, be responsible for providing options or accessories such as ultrasound transducers and probes, test phantoms and applications software or for supplying special test equipment and diagnostic software for Additional Equipment (unless otherwise noted on attachment A). All spare parts, until incorporated in the Equipment, all test and maintenance equipment, tools and maintenance documentation shall remain the property of PMSNA and may be removed by PMSNA at any time.

(g) Philips and MedQuest will jointly evaluate adding equipment to the contract. Any equipment that is dedicated to research only and is not generating revenue will not be covered in this agreement. All MedQuest Radiologic Technologists shall be formally trained and operating the systems per Original Equipment Manufacturer recommended protocols.

(h) GUARANTEED RESPONSE TIME FOR SERVICE: Phone response to all requests for service will be less than 30 minutes. The on-site response to emergency requests for service outside the standard coverage hours will be within 2 hours from the time of notification.

3.       COMPENSATION FOR SERVICES:

     In consideration of the providing the Services and Materials, the MedQuest shall make payments to PMSNA as follows:

(a) It is agreed that the Monthly Contract Amount for the Services initially will be $8,400,000 annually (See attachment C for Estimated Monthly Payments). Said sum is subject to change pursuant to Section II.C. In the event services commence on a day other than the first day of a Monthly period, it is agreed that said amount for the first such period will be prorated and the amount will be equal to the number of days Services are performed during said period. It is agreed that the Monthly Contract Amount for the Services initially will be per attached schedule. (Refer To Attachment A) Said sum is subject to change pursuant to Section II.C. MedQuest will agree to pay PMSNA * of it's Net Patient Revenue (Net Patient Revenue will be defined in Attachment B) in exchange for providing service to all identified Imaging equipment (identified in Attachment A) to include parts, labor, glass and 24x7 emergency hard down coverage. When MedQuest achieves $330M annual net revenue the service percentage reduces to * . When MedQuest achieves $430M annual net revenue, the service percentage reduces to * . The minimum annual amount paid for service will be set at a rate of * of Net Revenue of $240,000,000 annually. PMSNA/MedQuest standard hours of coverage are 8AM-9PM Monday through Friday with PM's being performed until midnight Monday through Friday excluding Philips observed holidays unless system is hard down.

(b) Monthly Contract Amount assumes existing contracts with other vendors will be terminated by MedQuest, where possible. If the contract cannot be reasonably terminated by MedQuest, PMSNA will exclude said specific item from the program until such time as the contract is terminated or expires. Before MedQuest acquires an existing Imaging Center, PMSNA will evaluate the condition of the equipment to determine value and pre-existing service problems. Any pre-existing service issues should be corrected by the selling entity or if equipment is under service agreements, PMSNA will assist MedQuest with requiring service provider to correct existing service issues before transfer of ownership is executed.

(c) PMSNA will invoice MedQuest for Services on a Monthly basis. This service invoice will be issued during the third week of the month in advance for service. MedQuest agrees that it will pay for the service within thirty (30) days of the date of invoice. Amounts not paid when due are subject to a late charge of 1 1/2 % of the amount due per quarter or partial quarter until paid in full.

(d) Any additions, upgrades, or deletions in the ordinary course of business will not affect the level of Services provided hereunder or the payment for the Services as provided hereunder without the formal approval by both parties of a written Addendum to the Agreement reflecting the requested changes.

(e) MedQuest will not be obligated to pay any federal, state, or local tax imposed upon or measured by PMSNA`s revenue or net income. Any other applicable tax will be invoiced to and payable by MedQuest, along with the Agreement Price, unless a tax exemption certificate from MedQuest, which is acceptable to the taxing authorities, is provided to PMSNA.

(f) Philips Medical Systems will provide a Strategic Service Account Manager at MedQuest's corporate office as long as Net Revenue service agreement is in effect.

* CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION.

4.       TERM AND TERMINATION:

(a) This Agreement will run for an initial period of five (5) years ("Term"), commencing with the date services commence hereunder as set forth on Page 1 of this Agreement. MedQuest and PMSNA will meet at at least quarterly to determine revenue performance and the overall mutual success of the Services provided pursuant to this Agreement and agree on price adjustments.



(b) Upon expiration or termination of this Agreement, neither party will have any further obligation hereunder, except for:

1)       Obligations occurring prior to the date of termination;
2)       Obligations, promises, or covenants relating to indemnification; and
3) Terms and provisions contained herein which expressly extend beyond the Term of the Agreement or are created upon termination of the Agreement.

5.       DEFAULT:
     In the event of a default, PMSNA may (1) withhold performance under this Agreement and any or all of the other agreements and contracts until a reasonable time after all defaults have been cured, (2) declare all sums due to be immediately due and payable under this Agreement and any or all of the other agreements and contracts, and/or (3) do anything else which the law permits; provided however, that before exercising any rights under this Section 5, PMSNA must give MedQuest 45 days prior written notice (the "Notice Period") and the opportunity to cure any such default.

6.       PROGRAM EXCLUSIONS:
(a) It is understood and agreed by the parties that repair costs to Equipment required because of: accidental damage; abuse; misuse; biological, chemical or radiological contamination requiring decontamination, cleaning or repair; fire; flood; earthquake or vibration; loss of power; power surge; human error; environmental changes; water or moisture; war or acts of God are not covered by this Agreement unless caused directly or indirectly by PMSNA. MedQuest therefore agrees that any repair costs incurred by PMSNA in the repair and restoration of equipment due to one or more of the aforementioned causes performed by PMSNA at the request of MedQuest will be paid by MedQuest. In addition to the Contract Amount, MedQuest will pay all costs associated with any rigging, facility or structural cost, equipment modification and updating mandated by equipment manufacturers or requested by MedQuest.

(b) Equipment, which has exceeded its useful life, is classified as obsolete or beyond economical repair and/or for which repair parts are no longer available, is excluded from this Agreement. Classification of equipment as obsolete or beyond economical repair shall be by mutual agreement of the parties. Any disposition of obsolete Equipment Items will be mutually agreed to between MedQuest and PMSNA.

(c) The responsibility and/or cost of cleaning or decontaminating the equipment or equipment site after contact with blood or other potentially infectious materials shall be borne by MedQuest.

(d) It is understood Equipment covered under this Agreement is to be in working order and in reasonably good repair. Within sixty (60) days of the contract effective start date, PMSNA will have inspected all additional equipment covered under this Agreement and will advise MedQuest of any preexisting conditions that require repair. MedQuest may then have the repairs performed by the service agent of their choice, or authorize PMSNA to complete the repairs at the current PMSNA time and materials rate.

(e) It is understood and agreed by the parties that the cost of consumable items such as those in Table A are not included or part of this Agreement and will be paid for by MedQuest, unless otherwise noted in Attachments to this Agreement.

                                     TABLE A

 |X|     X-ray Tubes (both Rad / RF)        |X|  TV Pick-up Tubes
 |X|     TV Tubes                           |X|  TV Picture Tubes
 |X|     Plumbicons                         |X|  Vidicons
 |X|     Voltage Controls or Valves         |X|  Stabilization and Rectification
 |X|     Therapy Tubes                      |X|  Laser Tubes
 |X|     Laser Sources                      |X|  Image Intensifiers
 |X|     CT Tubes                           |X|  Nuclear Medicine Crystals
 |X|     Triodes                            |X|  Tetrodes
 |X|     Photo Multiplier Tubes             |X|  Transducers
 |X|     Accelerator Center Beam Lines      |X|  Waveguides and Attachments
 |X|     Electron Guns                      |X|  Magnetrons
 |X|     Klystrons and Thyratrons           |X|  Light Pens
 |X|     Fiber Optics                       |X|  Batteries
 |X|     Electrodes                         |X|  Ultrasound Probes
 |X|     Cushions and Pads                  |X|  Magnetic Media
 |X|     CD ROM Media                       |X|  Supply Items
 |X|     Cryogens                           |X|  Film / Chemistry


7.       EXCUSABLE DELAYS:

     PMSNA is not liable for delays in performance due to any cause beyond our reasonable control. These causes include, without limitation, any delay of sources to supply materials and equipment, government priorities, labor or transportation problems and the Site and/or Equipment being contaminated with blood or other potentially infectious material.

8.       MEDQUEST'S OBLIGATIONS TO PMSNA
(a) Provide PMSNA with the use of facilities on the MedQuest Premises, from which to conduct its services hereunder, with such facilities to be for use by PMSNA agents and employees engaged in the performance of the Services hereunder. Such use will include use of all utilities including water, sewer, electricity, telephone service, including long distance telephone services where needed in the support of the Services being provided hereunder. It is understood that said telephone service may include a direct telephone line to be utilized as a communications link between an on-site computer terminal and the off-site computer of PMSNA. Such utilities will be provided without cost to PMSNA. It is further agreed that MedQuest will provide work spaces for use by equipment repair technicians which have adequate lighting and electrical service, and are supplied with other necessary services as may be required.

(b) Assure that the Equipment Site is maintained in a clean and sanitary condition and that the Equipment is cleaned and decontaminated after contact with blood or other potentially infectious material.

(c) Provide necessary housecleaning and cleaning services to maintain the Equipment free from dirt, refuse, contamination or waste of any kind.

(d) Maintain the Equipment Site and environment (including temperature and humidity control, incoming power quality, and fire protection system), in a condition suitable for operation of the Equipment.

(e) Operate the Equipment in accordance with the Operator's Guide including x-ray tube warm-up procedures.

(f) Make normal operator adjustments to the Equipment as specified in the Operator's Guide.

(g) MedQuest shall afford PMSNA reasonable access to the Equipment and related usage, repair, maintenance and other records, promptly notify PMSNA of needed Equipment repairs and maintenance, take whatever action reasonably required to enforce the performance obligations of third party contractors of the MedQuest and, in general, cooperate with PMSNA and its representatives in their performance of work under this Agreement.

(h)      Promptly pay the Contract Amount when due.

(i) MedQuest shall make available to PMSNA, all service tools for Additional Equipment legally provided to MedQuest for use by MedQuest's agents or other service providers. MedQuest shall make every effort to negotiate the use of necessary service tools and service training for PMSNA when purchasing new equipment.

(j) Philips Medical Systems will have preferred vendor status when Medquest purchases new and used equipment.


9.       COVENANTS

     PMSNA and MedQuest agree that at no time during the Term of this Agreement, or for six months immediately following the termination of this Agreement, will it interfere with the contractual relationships the other party has with its employees without the prior written approval of the other party. This provision shall not apply to such employees response to a general advertisement for help-wanted.

     If either party breaches the above covenant, then the offended party will have the right to apply to a court of competent jurisdiction for an injunction to restrain the offending party from employing such employee and for an order enforcing the terms of the covenant so breached, and the offending party will be liable to the offended party for all reasonable attorney's fees, costs and expenses incurred by it in enforcing the provision of said covenants subject to the limitations in Section 18 of this Agreement.

10.      PROPRIETARY SERVICE MATERIALS

     In connection with the installation, configuration, maintenance, repair and/or de-installation of the Equipment, PMSNA might deliver to the Equipment Site, along with the Equipment or separately, and store at the Equipment Site, attach to or install on the Equipment, and use certain proprietary service materials which have not been purchased by or licensed to MedQuest. MedQuest hereby consents to this delivery, storage, attachment, installation and use, and to the presence of PMSNA`s locked cabinet or box in the Equipment Site for storage of this property, and to PMSNA`s removal of all or any part of the property at any time, all without charge to PMSNA. The presence of the property within the Equipment Site will not give MedQuest any right or title to this property or any license to or other right to access, use or decompile this property. Any access to or use of this property and any decompilation of this property by anyone other than PMSNA personnel is prohibited. MedQuest also agrees to immediately report to PMSNA any violation of this provision known by MedQuest.

11.      WARRANTY.

(a) PMSNA warrants that under normal use and service during the Term of this Agreement, all Equipment that is continuously maintained by PMSNA in accordance with this Agreement shall remain in good operating condition within the existing design and configuration for each item of Equipment. PMSNA's sole obligation under this Warranty shall be to repair any item of equipment that is repairable and that has been promptly reported to PMSNA by MedQuest as in need of repair and which has been determined by PMSNA to have required repair.

(b) THE ABOVE IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY PMSNA WITH RESPECT TO THE SERVICES, MATERIALS, OR ANY OTHER OBLIGATION OF PMSNA UNDER THIS AGREEMENT. PMSNA MAKES AND MEDQUEST RECEIVES NO WARRANTY EXPRESS OR IMPLIED AND THERE ARE EXPRESSLY EXCLUDED ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

12.      AGREEMENT REPRESENTATIVE.

     PMSNA shall appoint a representative, acceptable to MedQuest, to coordinate the performance of the Services. All communications regarding performance of the Services shall be between MedQuest's representative and the Agreement Representative or, as regards certain of the Services, between such individuals as are designated, by MedQuest's representative or the Agreement Representative, to handle communications relating to those Services.

     MedQuest shall, at no charge to PMSNA, provide the Agreement Representative with an office with adequate space for the Agreement Representative and his assistants and for a computer and other support equipment supplied by PMSNA. The Agreement Representative shall at all times be an employee of PMSNA and the Agreement Representative and other employees of PMSNA involved in providing the Services shall be governed by PMSNA's employment policies, practices and procedures.

13.      SITE CONDITIONS.

     PMSNA may be entitled to an equitable adjustment of the annual fee if PMSNA's cost of performance of any part of the Services or of providing the Materials is increased as a result of concealed physical conditions which differ materially from those indicated during PMSNA's inspection of the Equipment at the time PMSNA submitted the annual fee to MedQuest or increased as a result of unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent at facilities similar to MedQuest. Whether a condition is materially different shall be subject to agreement by the parties, but in no event shall a condition be considered materially different if the condition existed as of the time that PMSNA submitted the annual fee to MedQuest.

14.      AGENCY RELATIONSHIP.

     MedQuest hereby names and appoints PMSNA as its agent for the limited purpose of acting for MedQuest in certain capacities in which PMSNA cannot adequately perform the Services as an independent contractor. MedQuest grants to PMSNA the power to perform, as fully as MedQuest could do if MedQuest itself performed such actions, all of the following functions and all of the following acts on MedQuest's behalf: (i) negotiate contracts for goods and services required to support operation of MedQuest's Additional Equipment (including appropriate diagnostic software license agreements and maintenance agreements), (ii) process claims under applicable warranties of third parties, (iii) dispatch MedQuest's and third party service personnel,
     (iv) use Equipment software which is licensed to MedQuest and (v) manage any MedQuest's contracts with third parties which remain in effect after the beginning of the Term, for work included in the Services.

15.      CONFIDENTIALITY.

     In consideration of the parties' commitments hereunder, each party hereby agrees that it will not in the course of its business relationship with the other under the terms of this Agreement or thereafter, divulge, disclose or communicate to anyone, without the express written authorization of the other party, any information whatsoever of a proprietary, internal or confidential nature or otherwise not generally known, relating or pertaining to the other party's business, organization or operations that the other party may have acquired, directly or indirectly, during the course of this business relationship. In addition, each party agrees to label any such information which is in tangible form as confidential or proprietary before it is delivered to the other party and to promptly return any such material to the disclosing party upon termination of this Agreement. This provision shall survive any termination of this Agreement for a period of two years.

16.      NOTICES.

Any notice or other formal communication (including all communications regarding disputed billings and all payments tendered by either party as full payment of any disputed billing or charge) related to this Agreement shall be in writing and shall be personally delivered to the addressees below or sent by United States mail registered or certified, postage prepaid, addressed as follows:


     If to PMSNA:

     Philips Medical Systems North America
     22100 Bothell Everett Highway

     Bothell, WA  98021
     Attn.: Director, Strategic Customer Support
     cc: Law Dept.

     If to MedQuest:

     MedQuest Associates
     4300 North Point Parkway
     Alpharetta, GA 30022
     ATTN:  Ed Mitchell, Director Financial Planning

17.      TAXES.

     Any taxes, fees and charges of any nature imposed by any federal, state or local government or taxing authority upon the Equipment, its acquisition, ownership, possession or use or otherwise in respect of materials supplied or services provided by PMSNA or subcontractors under this Agreement, except for taxes on PMSNA's revenue or net income, shall be promptly paid when due by the MedQuest.

18.      LIMITATION.

     The liability, if any, of Philips for damages arising from breach of the terms in this Agreement is limited to an amount not to exceed 1.5 times the price of the product or service giving rise to the liability. IN NO EVENT SHALL PHILIPS BE LIABLE FOR ANY INDIRECT, PUNTITIVE, INCIDENTAL, CONSEQUENTIAL, OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST REVENUES OR PROFITS, OR THE COST OF MEDQUEST OBTAINING SUBSITIUTE PRODUCTS OR SERVICES.

19.      INDEMNIFICATION.

     Each party agrees to defend, indemnify and hold harmless the other, its directors, officers, employees, agents and its affiliated companies from and against any and all liabilities, claims, demands and causes of action including, without limitation, any claim for bodily injury to or death of any person or for destruction of or damage to property of a third party, to the extent any such liability, claim, demand or cause of action resulted or is alleged by a third party to have resulted, from the negligent or intentional acts of the indemnifying party, its employees, agents or subcontractors.

20.      INDEPENDENT CONTRACTORS.

     Except to the limited extent set forth in section 14 of this Agreement, each party's relationship to the other during the period covered by this Agreement shall be that of an independent contractor. Neither party, nor its agents and employees are under any circumstances to be considered employees of the other party or be entitled to participate in, in particular, any plans, arrangements, or benefits of any kind provided by the other party to its employees.

21.      SEVERABILITY.

     If any of the terms or provisions of this Agreement are determined to be invalid or unenforceable by any court of competent jurisdiction, it shall not invalidate the rest of this Agreement. This Agreement shall remain in full force and effect as if such terms and provisions had not been a part of it.

22.      ASSIGNMENT.

     This Agreement may not be transferred or assigned by either party without the express, written consent of the other.

23.      FORCE MAJEURE.

     PMSNA shall not be responsible for any failure or delay due in whole or in part to any cause beyond PMSNA's control.

24.      CHOICE OF LAW.

     This Agreement shall be governed and construed in accordance with the law of the State of Georgia, without regard to the principles of choice of law.


25.      ENTIRE AGREEMENT.

     This Agreement, including its Attachments, constitutes the entire agreement between the parties and supersedes any and all prior agreements, understandings, or arrangements, whether oral or written, with respect to the subject matter addressed herein. The parties may amend or modify this Agreement in such manner as may be agreed, but only upon a written instrument executed by both parties.

26.      TERMINATION AGREEMENT.

     This Agreement will remain in effect for the Term specified above. Without prejudice to any other remedies either party may have, this Agreement may be terminated by either party upon ninety (90) days written notice to the other of a breach or default of any material obligation under this Agreement, provided however, that the breaching or defaulting party may avoid such termination by curing the claimed breach or default within such ninety (90) day period and has so notified the other party in writing.

AGREEMENT SIGNATURES:

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, by their duly authorized officers, on the day and year first written above.


PHILIPS MEDICAL SYSTEMS
NORTH AMERICA COMPANY                       MEDQUEST ASSOCIATES, INC.


BY: /s/ Bob Dockendorff                     BY: /s/ Thomas C. Gentry
    -------------------------                   ------------------------------

    Name: R.F. Dockendorff                      Name: Thomas C. Gentry

    Title: Vice President Service               Title: Assistant Secretary
             Sales--North America                        and Assistant Treasurer

    Date  1/24/03                               Date: 1/24/03

MEDQUEST ASSOCIATES
-------------------

             EQUIPMENT
            MANUFACTURER                   MODALITY                 EQUIPMENT TYPE
            ------------                   --------                 --------------
----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        OUTLOOK
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        MX 8000D
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       ECT
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        POLARIS
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          PQS
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------
               LUNAR                     BONE DENSITY                    DPX-MD
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                         M-4
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                         M-4
----------------------------------------------------------------------------------------------
                GE                            RF                         RFX-90
----------------------------------------------------------------------------------------------
                SMV                        NUCLEAR                        DS7
----------------------------------------------------------------------------------------------
              PHILIPS                        RAD                       CLINIX VPE
----------------------------------------------------------------------------------------------
                ATL                       ULTRASOUND                    HDI 5000
----------------------------------------------------------------------------------------------
                ATL                       ULTRASOUND                      UM 9
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                       VISTA 1.0
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                         M-4
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                         M-4
----------------------------------------------------------------------------------------------
                GE                            RF                         RFX 90
----------------------------------------------------------------------------------------------
              SIEMENS                         RF                       SIRESKOP 3
----------------------------------------------------------------------------------------------
              SIEMENS                        RAD                         MULTIX
----------------------------------------------------------------------------------------------
               AMRAD                         RAD                       RMX 625 R
----------------------------------------------------------------------------------------------
               SOPHY                       NUCLEAR                       SINGLE
----------------------------------------------------------------------------------------------
                LF                         INJECTOR                     ANGIOMAT
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        ULTRA Z
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                   VISTA POLARIS 1.0T
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                         M-4
----------------------------------------------------------------------------------------------
             SCHIMADZU                        RF                         ID150
----------------------------------------------------------------------------------------------
              SIEMENS                         RF                       SIRESKOP 3
----------------------------------------------------------------------------------------------
               TREX                          RAD                         TM 30L
----------------------------------------------------------------------------------------------
               SOPHY                       NUCLEAR                      780 DSX
----------------------------------------------------------------------------------------------
               LUNAR                     BONE DENSITY                    DPX-MD
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         1120
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          PQS
----------------------------------------------------------------------------------------------
                ATL                       ULTRASOUND              HDI 5000 W/4 PROBES
----------------------------------------------------------------------------------------------
                ATL                       ULTRASOUND                UM 9 W/4 PROBES
----------------------------------------------------------------------------------------------
                ATL                       ULTRASOUND                UM 9 W/4 PROBES
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     ENVISION
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       M35
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                        M6
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                          M3
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                          M3
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                          M3
----------------------------------------------------------------------------------------------
                DWL                       ULTRASOUND                   MULTI DOP
----------------------------------------------------------------------------------------------
              ACUSON                      ULTRASOUND                     ASPEN
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                          IM                          8800
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     MCT PLUS
----------------------------------------------------------------------------------------------
               LUNAR                     BONE DENSITY                    DPX-L
----------------------------------------------------------------------------------------------
              HITACHI                     ULTRASOUND                    EUB 410
----------------------------------------------------------------------------------------------
              PHILIPS                         RF                        ELITE 90
----------------------------------------------------------------------------------------------
              PHILIPS                         RF                          755
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                        SYMPHONY
----------------------------------------------------------------------------------------------
              SIEMENS                         CT                        AR STAR
----------------------------------------------------------------------------------------------
              FISCHER                       MAMMO                  STEROTACTIC PLUS/S
----------------------------------------------------------------------------------------------
              ETHICON                       MAMMO                      MAMMOTONE
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                        M6
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                        M6
----------------------------------------------------------------------------------------------
               AGFA                       PROCESSOR                 MAMORAY COMPACT
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                    M7/SENECA
----------------------------------------------------------------------------------------------
             POWERWARE                       UPS
----------------------------------------------------------------------------------------------
               KODAK                          IM                          8800
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       ECT
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          PQS
----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS I
----------------------------------------------------------------------------------------------
              PHILIPS                         RF                     BV25 ELGIN100
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------
              TOSHIBA                        MRI                         OPART
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                     MAGNETOM 1.5T
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        MX TWIN
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              HITACHI                        MRI                         AIRIS
----------------------------------------------------------------------------------------------
                GE                           MRI                    HORIZON LX 1.0T
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        MX 8000
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8100
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                        CT
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              HITACHI                        MRI                      ALTAIRE .7T
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                       MX 8000 D
----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS I
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS II
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     8700 DRYVIEW
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                GE                           MRI                    MOBILE LX INDIGO
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                GE                           MRI                    HORIZON LX 1.5T
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
                GE                           MRI                      MOBILE 1.5T
----------------------------------------------------------------------------------------------
                GE                            CT                        Nxi/PRO
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     EHU 700
----------------------------------------------------------------------------------------------
              PHILIPS                         RF                         VECTOR
----------------------------------------------------------------------------------------------
              PHILIPS                        RAD                       CLINIX HF
----------------------------------------------------------------------------------------------
              PHILIPS                      NUCLEAR                     PRISM 1000
----------------------------------------------------------------------------------------------
              ACUSON                      ULTRASOUND                     ASPEN
----------------------------------------------------------------------------------------------
              ACUSON                      ULTRASOUND                     ASPEN
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                       MARK IV
----------------------------------------------------------------------------------------------
                GE                          MAMMO                    SENOGRAPH 800T
----------------------------------------------------------------------------------------------
                GE                        BONE DENS.                   LUNAR XRCI
----------------------------------------------------------------------------------------------
             POWERWARE                       UPS                          UPS
----------------------------------------------------------------------------------------------
              BARDICK                       STRESS                       QUEST
----------------------------------------------------------------------------------------------
              KONICA                      PROCESSOR                     SRX-201
----------------------------------------------------------------------------------------------
              KONICA                      PROCESSOR                     SRX-201
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              PHYSIO                     DIFIBULATOR                   LIFE PAC 9
----------------------------------------------------------------------------------------------
            TECHNOAIDE                    DUPLICATOR                     450-D
----------------------------------------------------------------------------------------------
              BURDICK                        EKG
----------------------------------------------------------------------------------------------
              X-RITE                     DENSITOMETER                     301
----------------------------------------------------------------------------------------------
              X-RITE                     SENSITOMETER                     304
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                GE                            CT                      Cti HI-SPEED
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
                HP                        ULTRASOUND                   IMAGEPOINT
----------------------------------------------------------------------------------------------
              HOLOGIC                    BONE DENSITY                QDR 4500 ELITE
----------------------------------------------------------------------------------------------
                GE                            RF                        ADVANTX
----------------------------------------------------------------------------------------------
              FISCHER                        RAD                        EXT-600
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                    SERIES VI
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     ENVISION
----------------------------------------------------------------------------------------------
              BENNETT                       MAMMO                      NOT IN USE
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
                                          BATTERIES                       UPS
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                GE                           MRI                    INDIGO LX MOBILE
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
                                              CT
----------------------------------------------------------------------------------------------
                                            MAMMO
----------------------------------------------------------------------------------------------
                                             XRAY
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              TOSHIBA                        MRI                         OPART
----------------------------------------------------------------------------------------------
                GE                           MRI                      SIGNA 1.5 T
----------------------------------------------------------------------------------------------
                GE                            CT                      HI SPEED Cti
----------------------------------------------------------------------------------------------
                GE                       WORKSTATION                       CT
----------------------------------------------------------------------------------------------
              PHILIPS                      NUCLEAR                   PRISM 1000 XP
----------------------------------------------------------------------------------------------
                ATL                       ULTRASOUND                    HDI 3000
----------------------------------------------------------------------------------------------
               LUNAR                     BONE DENSITY                    DPX IQ
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                         M IV
----------------------------------------------------------------------------------------------
                GE                            RF                         SFX 80
----------------------------------------------------------------------------------------------
                GE                           RAD                       DX5 650II
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                      M35AM
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       M6B
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        OPENVIEW
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          PQS
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                       OUTLOOK GP
----------------------------------------------------------------------------------------------
              SIEMENS                         CT                        AR STAR
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       ECT
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       SMR
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        ECLIPSE
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        MX8000D
----------------------------------------------------------------------------------------------
              PHILIPS                         RF                       CLINIX RF
----------------------------------------------------------------------------------------------
              PHILIPS                        RAD                       CLINIX VPE
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                        CONCERTO
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8100
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                         IM                          1500
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       MCT
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
              SIEMENS                         CT                        AR STAR
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       ECT
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          PQS
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     MCT PLUS
----------------------------------------------------------------------------------------------
              SIEMENS                         CT                    SOMATOM AR STAR
----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                GE                           RAD
----------------------------------------------------------------------------------------------
                GE                           RAD
----------------------------------------------------------------------------------------------
              DUPONT                      PROCESSOR                     DAYLIGHT
----------------------------------------------------------------------------------------------
              DUPONT                      PROCESSOR                     DAYLIGHT
----------------------------------------------------------------------------------------------
               KODAK                      DIGITIZER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              FISCHER                        RAD
----------------------------------------------------------------------------------------------
              FISCHER                        RAD                       CHEST UNIT
----------------------------------------------------------------------------------------------
                GE                            CT                          Cti
----------------------------------------------------------------------------------------------
              SIEMENS                       MAMMO                      NOVA 3000
----------------------------------------------------------------------------------------------
              SIEMENS                       MAMMO                      NOVA 3000
----------------------------------------------------------------------------------------------
              SIEMENS                       MAMMO                      NOVA 3000
----------------------------------------------------------------------------------------------
              SIEMENS                       MAMMO                      NOVA 3000
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                        RX CAD
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                     STEREOTACTIC
----------------------------------------------------------------------------------------------
              HOLOGIC                    BONE DENSITY                     DEXA
----------------------------------------------------------------------------------------------
              SIEMENS                      NUCLEAR                       E-CAM
----------------------------------------------------------------------------------------------
              SIEMENS                         RF                       SIRESKOP 5
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8100
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       M35
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       M35
----------------------------------------------------------------------------------------------
             DIASONICS                    ULTRASOUND                    SPECTRA
----------------------------------------------------------------------------------------------
             DIASONICS                    ULTRASOUND                    SPECTRA
----------------------------------------------------------------------------------------------
              ACUSON                      ULTRASOUND                      128
----------------------------------------------------------------------------------------------
               AGFA                       PROCESSOR                       CDS
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                GE                           RAD
----------------------------------------------------------------------------------------------
                GE                            RF
----------------------------------------------------------------------------------------------
                GE                          MAMMO
----------------------------------------------------------------------------------------------
                GE                          MAMMO
----------------------------------------------------------------------------------------------
                GE                          MAMMO
----------------------------------------------------------------------------------------------
             DIASONICS                    ULTRASOUND
----------------------------------------------------------------------------------------------
              DUPONT                      PROCESSOR                     DAYLIGHT
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR
----------------------------------------------------------------------------------------------
              SIEMENS                         CT                      VOLUME ZOOM
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
             SHIMADZU                         RF                       HD150-B-30
----------------------------------------------------------------------------------------------
              HOLOGIC                    BONE DENSITY                QDR 1000 PLUS
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       M6AN
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                      M35AM
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                      ED4700
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                          M3
----------------------------------------------------------------------------------------------
              PHILIPS                         CT
----------------------------------------------------------------------------------------------
                ATL                       ULTRASOUND                    HDI 3000
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                      IMPACT 1.0T
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              HITACHI                        MRI                         AIRIS
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        8800
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
             SHIMADZU                         CT                        SCT 7000
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                      OP100
----------------------------------------------------------------------------------------------
              ACUSON                      ULTRASOUND                    128XP/10
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                        ELITE
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       M7B
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                      M35AM
----------------------------------------------------------------------------------------------
              X-RITE                     SENSITOMETER                     301
----------------------------------------------------------------------------------------------
             SHIMADZU                         RF                       UD-150-B30
----------------------------------------------------------------------------------------------
            CONTINENTAL                      RAD                         TM 30
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS I
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS II
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              TOSHIBA                        MRI                         OPART
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                         MX8000
----------------------------------------------------------------------------------------------
              GENDEX                         RAD                          RAD
----------------------------------------------------------------------------------------------
              SIEMENS                     ULTRASOUND                ELEGRA SONOLINE
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     EHU 7000
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9400
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                       EDGE 1.5T
----------------------------------------------------------------------------------------------
              PHILIPS                      CHILLER                      UNKNOWN
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                         MX8000
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                          HPQ
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                           IQ
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        8800
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              HITACHI                        MRI                         AIRIS
----------------------------------------------------------------------------------------------
              HITACHI                        UPS                        UNKNOWN
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
              PHILIPS                        UPS                        UNKNOWN
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS II
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        POLARIS
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        MX TWIN
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        8800
----------------------------------------------------------------------------------------------
              GE/OEC                         XRAY                      9000 C-ARM
----------------------------------------------------------------------------------------------
                GE                        ULTRASOUND                    UP-500MD
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          PQS
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       ECT
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              PHILIPS                         IM                          2200
----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        PQ 2000S
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        OUTLOOK
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        MX 8000
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       ECT
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                GE                           MRI                      HORIZON 1.5T
----------------------------------------------------------------------------------------------
                GE                            CT                   HISPEED ADVANTAGE
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     8700 DRYVIEW
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                        CT
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS 1
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        PQ 2000S
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        1200
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              TOSHIBA                        MRI                         OPART
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        MX 8000
----------------------------------------------------------------------------------------------
        DIAGNOSTIC IMAGING                   RAD                     INTEGRITY 1000
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                   XOMAT 2000A
----------------------------------------------------------------------------------------------
              ARCTIC                       CHILLER                         CT
----------------------------------------------------------------------------------------------
             SCHREIBER                     CHILLER                        MRI
----------------------------------------------------------------------------------------------
               ONAN                       GENERATOR                       MRI
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                        CT
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
                GE                           MRI                       ECHO SPEED
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                        MR
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS 1
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8100
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
              SIEMENS                         CT                        AR STAR
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       MCT
----------------------------------------------------------------------------------------------
             POWERWARE                       UPS                        BATTERY
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          PQS
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     8100 DRYVIEW
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                        CT
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     8100 DRYVIEW
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        OUTLOOK
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
          ELECTRO IMPULSE                  CHILLER
----------------------------------------------------------------------------------------------
              LIEBERT                                             ENVIRONMENT CONTROL
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
                GE                           MRI                         SIGNA
----------------------------------------------------------------------------------------------
                GE                            CT                        PROSPEED
----------------------------------------------------------------------------------------------
              ACUSON                      ULTRASOUND                   128 XP/10
----------------------------------------------------------------------------------------------
              BENNETT                        RAD                          HFQ
----------------------------------------------------------------------------------------------
               ADAC                        NUCLEAR                   sys not in use
----------------------------------------------------------------------------------------------
               KOADK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
                GE                          LASER                   FUGI DRY CAMERA
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     ENVISION
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                      POLARIS 1.0T
----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        PROVIEW
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        PQ 5000
----------------------------------------------------------------------------------------------
                DI                           RAD                        GEN RAD
----------------------------------------------------------------------------------------------
              KONICA                      PROCESSOR                     SRX101A
----------------------------------------------------------------------------------------------
              KONICA                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     ENVISION
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          PQS
----------------------------------------------------------------------------------------------
                HP                        ULTRASOUND                 IMAGE POINT HX
----------------------------------------------------------------------------------------------
             PANASONIC                   VCR(for U/S)                    MD-830
----------------------------------------------------------------------------------------------
               SONY                        PRINTER                     UP-1850 MD
----------------------------------------------------------------------------------------------
              QUINTON                     TREADMILL                       ST55
----------------------------------------------------------------------------------------------
              QUINTON                        EKG                         Q4500
----------------------------------------------------------------------------------------------
             POWERWARE                       UPS                          9315
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     ENVISION
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        ALTAIRE
----------------------------------------------------------------------------------------------
              SIEMENS                         CT                      VOLUME ZOOM
----------------------------------------------------------------------------------------------
                GE                            CT                          Cti
----------------------------------------------------------------------------------------------
              ACUSON                      ULTRASOUND                    SEQUOIA
----------------------------------------------------------------------------------------------
              ACUSON                      ULTRASOUND                    SEQUOIA
----------------------------------------------------------------------------------------------
                HP                        ULTRASOUND                   IMAGEPOINT
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                         M IV
----------------------------------------------------------------------------------------------
                GE                       BONE DENSITY                     DEXA
----------------------------------------------------------------------------------------------
                GE                            RF                        ADVANTIX
----------------------------------------------------------------------------------------------
                GE                            RF                         LEGACY
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     ENVISION
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     ENVISION
----------------------------------------------------------------------------------------------
              PHILIPS                       C-ARM                      BV25 GOLD
----------------------------------------------------------------------------------------------
               ADAC                        NUCLEAR                      GENESYS
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                         PACS                         800
----------------------------------------------------------------------------------------------
               KODAK                         PACS                         9410
----------------------------------------------------------------------------------------------
               KODAK                         PACS                         9410
----------------------------------------------------------------------------------------------
               KODAK                         PACS                   REMOTE OPS PANEL
----------------------------------------------------------------------------------------------
               KODAK                         PACS                   REMOTE OPS PANEL
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR               MULTILOADER 300PLUS
----------------------------------------------------------------------------------------------
             CAPINTEC                       PROBE                     CAPTUS 2000
----------------------------------------------------------------------------------------------
              PHILIPS                       LASER                    ROUTER DDLI/M
----------------------------------------------------------------------------------------------
              QUINTON                      MONITOR                      EKG Q710
----------------------------------------------------------------------------------------------
              QUINTON                     TREADMILL                   METRACK ST55
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        POLARIS
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        MX TWIN
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       ECT
----------------------------------------------------------------------------------------------
                EIP                        CHILLER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                      ECLIPSE 1.5
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS I
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        OUTLOOK
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                GE                            CT                        PROSPEED
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       ECT
----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS I
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
              SIEMENS                         CT                        AR STAR
----------------------------------------------------------------------------------------------
                GE                            RF                          MPX
----------------------------------------------------------------------------------------------
            DEL MEDICAL                      RAD                          ATC
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                        ELITE
----------------------------------------------------------------------------------------------
               LORAD                        MAMMO                        ELITE
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       8800
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       M35
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                      480RA
----------------------------------------------------------------------------------------------
             POWERWARE                       UPS                        PLUS 80
----------------------------------------------------------------------------------------------
              GENDEX                         RAD                          RAD
----------------------------------------------------------------------------------------------
              HOLOGIC                    BONE DENSITY
----------------------------------------------------------------------------------------------
               ADAC                        NUCLEAR                      GENESYS
----------------------------------------------------------------------------------------------
                GE                        ULTRASOUND                   LOGIC 700
----------------------------------------------------------------------------------------------
                GE                        ULTRASOUND                   LOGIC 700
----------------------------------------------------------------------------------------------
              KONICA                      PROCESSOR                       SRX
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                        CONCERTO
----------------------------------------------------------------------------------------------
                GE                           MRI                        SIGNA 5X
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              SIEMENS                         CT                        AR STAR
----------------------------------------------------------------------------------------------
              SIEMENS                      NUCLEAR                       E-CAM
----------------------------------------------------------------------------------------------
              SIEMENS                       C-ARM                       UNKNOWN
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                       OPEN VIVA
----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                     ULTRASOUND                    HDI 5000
----------------------------------------------------------------------------------------------
                GE                            RF                          MPX
----------------------------------------------------------------------------------------------
              BENNETT                        RAD                          RAD
----------------------------------------------------------------------------------------------
              PHILIPS                      NUCLEAR                      MERIDIAN
----------------------------------------------------------------------------------------------
              BENNETT                       MAMMO                         B115
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          AURA
----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                       OUTLOOK GP
----------------------------------------------------------------------------------------------
              LIEBEL                       INJECTOR                     CT 9000
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
             CAPINTEC                      NUCLEAR                  DOSE CALIBRATOR
----------------------------------------------------------------------------------------------
              LUDLUM                       NUCLEAR                    SURVEY METER
----------------------------------------------------------------------------------------------
            BICRON FISK                     METER                     SURVEY METER
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       M6B
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                       M6B
----------------------------------------------------------------------------------------------
               KODAK                      ACCESSORY                    ID CAMERA
----------------------------------------------------------------------------------------------
               KODAK                      ACCESSORY                    ID CAMERA
----------------------------------------------------------------------------------------------
              X-RITE                      ACCESSORY                SENSITOMETER M334
----------------------------------------------------------------------------------------------
              X-RITE                      ACCESSORY                   DENSITOMETER
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       ECT
----------------------------------------------------------------------------------------------
              PHILIPS                         IM                          3216
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              HITACHI                        MRI                      ALTAIRE .7T
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                        MX 8000
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              ACUSON                     ULTRASOUIND                     128XP
----------------------------------------------------------------------------------------------
              PHILIPS                         RF                      DUODIAGNOST
----------------------------------------------------------------------------------------------
               DICOM                          RF                        HH15631
----------------------------------------------------------------------------------------------
                GE                            CT                   HI SPEED ADVANTAGE
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     VISITRON
----------------------------------------------------------------------------------------------
                VTI                           CT                         CS458
----------------------------------------------------------------------------------------------
              SIEMENS                      NUCLEAR                        ECAM
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------
              BENNETT                        RAD                        D-325-7
----------------------------------------------------------------------------------------------
               KODAK                          CR                         CR 800
----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                      MAESTRO 1.5T
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
              SIEMENS                        MRI                     SYMPHONY 1.5T
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                       MRI
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                GE                          MAMMO                    SENOGRAPH 800T
----------------------------------------------------------------------------------------------
              TOSHIBA                         CT                        XVISION
----------------------------------------------------------------------------------------------
              MEDRAD                       INJECTOR                     ENVISION
----------------------------------------------------------------------------------------------
              KONICA                        LASER                      DRYPRO 722
----------------------------------------------------------------------------------------------
              KONICA                      PROCESSOR                     SPX 701
----------------------------------------------------------------------------------------------
             TECHNOAID                    DUPLICATOR                      400D
----------------------------------------------------------------------------------------------
              HITACHI                     ULTRASOUND                    EUB 6500
----------------------------------------------------------------------------------------------
                GE                            RF                      46-187304G1
----------------------------------------------------------------------------------------------
              HITACHI                        MRI                        AIRIS II
----------------------------------------------------------------------------------------------
                GE                           RAD                           ?
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                   GYROSCAN T5 NT .5
----------------------------------------------------------------------------------------------
              PHILIPS                        RAD                       CLINIX HF
----------------------------------------------------------------------------------------------
          INSTRUMENTARIUM                   MAMMO                       ALPHA IQ
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                M6AN (not in use)
----------------------------------------------------------------------------------------------
              KONICA                        LASER                      DRYPRO 722
----------------------------------------------------------------------------------------------
               KODAK                      PROCESSOR                      M35A-M
----------------------------------------------------------------------------------------------
              PHILIPS                         CT                          PQS
----------------------------------------------------------------------------------------------
              MEDSON                      ULTRASOUND                  VOLUSON 530D
----------------------------------------------------------------------------------------------
                APC                          UPS                     SMART UPS 700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                          EDGE
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------
               KODAK                          CR                        ACR 2000
----------------------------------------------------------------------------------------------
              QUANTUM                        RAD                        QUEST HF
----------------------------------------------------------------------------------------------
              HOLOGIC                    BONE DENSITY                QDR 1000 PLUS
----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
              PHILIPS                        MRI                        POLARIS
----------------------------------------------------------------------------------------------
               KODAK                        LASER                     DRYVIEW 8700
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
               KODAK                        LASER                         8700
----------------------------------------------------------------------------------------------
               KODAK                        SERVER                        9410
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

                                  ATTACHMENT B


                               MEDQUEST ASSOCIATES
                             PHILIPS MEDICAL SYSTEMS
                          MULTIVENDOR SERVICE PROPOSAL
                          ----------------------------



       - 5 YEAR SERVICE AGREEMENT WITH OPPORTUNITY TO RENEW FOR ADDITIONAL 5 YEARS BASED ON AGREED MODIFICATIONS TO PROGRAM

       - MEDQUEST/PHILIPS SEMI-ANNUAL MEETINGS TO DETERMINE ADJUSTMENTS TO SERVICE DELIVERY/PRICING

       - PHILIPS PARTICIPATION IN CENTER ACQUISITION TO EVALUATE EQUIPMENT UNDER THE DIRECTION AND GUIDANCE OF MEDQUEST

       - PHILIPS PROGRAM MANAGER(s) BASED AT MEDQUEST CORPORATE OFFICE (interviewed by MedQuest)

       - * OF MEDQUEST'S ANNUAL NET PATIENT REVENUE WILL BE DIRECTED TO PHILIPS MEDICAL SYSTEMS FOR SERVICE OF ALL IMAGING EQUIPMENT

              o SERVICE PERCENTAGE WILL BE REDUCED BY * BASED ON ACHIEVING IDENTIFIED NET REVENUE LEVELS OVER AND ABOVE THE MINIMUM 230M ANNUAL NET REVENUE

                     --     EX. MINIMUM 240M ANNUAL NET REVENUE

                            o    *   DIRECTED TO SERVICE

                     --     330M ANNUAL NET REVENUE

                            o    *   DIRECTED TO SERVICE

                     --     430M ANNUAL NET REVENUE

                            o    *   DIRECTED TO SERVICE




* Confidential portions of this agreement have been omitted and filed separately with the Secretary of the Securities and Exchange Commission.

       -      SERVICE COVERAGE

              o SERVICE COVERAGE DEFINED AS 8AM-5PM MONDAY THROUGH FRIDAY WITH PM'S BEING PERFORMED UNTIL 9PM ON ALL EQUIPMENT WHEN NEEDED

              o      24X7 EMERGENCY HARD DOWN COVERAGE ON ALL IMAGING SYSTEMS

              o CRYOGENS, PROBES,NUCLEAR CRYSTALS, TRANSDUCERS and UPS BATTERIES INCLUDED

              o ALL CT/X-RAY TUBES (including I.I.'s) WILL BE COVERED UNDER THIS AGREEMENT

                     -- MedQuest will be responsible for CT Tubes on the systems that are under existing OEM contracts. WHEN THOSE CONTRACTS EXPIRE AND BECOME A PART OF THE PHILIPS SERVICE PROGRAM, CT TUBES WILL BE INCLUDED AT NO ADDITIONAL CHARGE.

              o PHILIPS MEDICAL SYSTEMS WILL PASS-THROUGH ALL MEDQUEST SERVICE AGREEMENTS (OTHER SERVICE PROVIDERS) UNTIL EXPIRATION AND INCLUDE THESE AGREEMENTS IN THE SERVICE AGREEMENT PERCENTAGE. MEDQUEST TOTAL COSTS FOR ALL REPAIR AND SERVICE INCLUDING OTHER MANUFACTURERS WILL NOT EXCEED THE PERCENT STATED ON THE PREVIOUS PAGE. UPON EXPIRATION, THE SERVICE ON THESE SYSTEMS WILL BECOME PART OF THE PHILIPS DELIVERY PROGRAM. (ALL TOSHIBA CONTRACTS WILL BE MANAGED AS A PASS-THROUGH AT CURRENT TOSHIBA CONTRACT PRICING, ANY CHANGES TO PRICING WILL BE ADDED TO COSTS)

              o      OTHER OPPORTUNITIES

                     --     MEDSTAR

                     --     CT/MRI REPLACEMENT PLAN



Accepted By:
MedQuest Associates                      Philips Medical Systems

/s/ Thomas C. Gentry                     /s/ Bob Dockendorff
------------------------------           ------------------------------
Signature                                Signature


Assistant Secretary and                  Vice President Service
  Assistant Treasurer                      Sales--North America
------------------------------           ------------------------------
Title                                    Title


1/24/03                                  1/24/03
------------------------------           ------------------------------
Date                                     Date

                                                      PHILIPS MEDICAL SYSTEMS
                                                         MQ ASSOCIATES, INC.
                                                      ESTIMATED SERVICE PAYMENT
                                                              2003


                                                                   EST OTHER SERVICE                           TOTAL EST OTHER
                                                                         PYMTS         DELETIONS   ADDITIONS    SERVICE PYMTS
                                                                   -----------------   ---------   ---------   ---------------
Jan..................  *          *          *                               *                                          *
Feb..................  *          *          *                               *                                          *
Mar..................  *          *          *          *                    *                                          *
Apr..................  *          *          *                               *              *                           *
May..................  *          *          *                               *              *                           *
Jun..................  *          *          *          *                    *              *           *               *
Jul..................  *          *          *                               *              *           *               *
Aug..................  *          *          *                               *              *           *               *
Sep..................  *          *          *          *                    *              *           *               *
Oct..................  *          *          *                               *              *           *               *
Nov..................  *          *          *                               *              *           *               *
Dec..................  *          *          *          *                    *              *           *               *
--------------------- ---------          ----------------------    -----------------------------------------------------------
                       *                     *          *                    *              *           *               *
===================== =========          ======================    ===========================================================

Agreement Rolling Off: April -- Dothan                                      *
                       July -- Asheville, Chapel Hill, SunView              *

Additions -- Hitachi: June -- Triad                                         *
                      August -- Piedmont, NC                                *

                       SERVICE TO     SALES      PYMT TO PHILIPS
                        PHILIPS     TAX (1.5%)   INCL SALES TAX
                       ----------   ----------   ---------------
Jan..................        *            *                  *
Feb..................        *            *                  *
Mar..................        *            *                  *
Apr..................        *            *                  *
May..................        *            *                  *
Jun..................        *            *                  *
Jul..................        *            *                  *
Aug..................        *            *                  *
Sep..................        *            *                  *
Oct..................        *            *                  *
Nov..................        *            *                  *
Dec..................        *            *                  *
---------------------     ----         ----
                             *            *                  *
=====================     ====         ====                ====

----------------------------------------------------------------
Totals...............                                        *
=================================================================

* CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION.


                                                                       EXHIBIT C